SECRETARY OF STATE

                              (STATE SEAL)

                            STATE OF NEVADA

                           CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that NYC MODA INC, did on March 30, 2011, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 30, 2011

/s/Ross Miller
ROSS MILLER
Secretary of State

Certified By:  Electronic Filing
Certificate Number:  C20110330-0606
You may verify this certificate
online at http://222.nvsos.gov/





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ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775)684-5706
Website: www.nvsos.gov

Articles of Incorporation       Filed in the office of
(Pursuant to NRS Chapter 78)    Ross Miller
                                Secretary of State
                                State of Nevada

                                Document Number       20110235707-68
                                Filing Date and Time  03/30/2011 8:53AM
                                Entity Number         E0178852011-1

1. Name of Corporation:         NYC MODA INC

2. Registered Agent for
     Service of Process:        [x]  Commercial Registered Agent:
   (check only one box)           INCORP SERVICES, INC.
                                [ ] Noncommercial Registered Agent
                                  (name and address below)
                                         -OR-
                                [ ] Office or Position with Entity
                                   (name and address below)
 ___________________________________________________________________
  Name of Noncommercial Registered Agent or Name of Title of Office or Other Position with Entity
____________________________ ___________________ Nevada ____________
Street Address               City                       Zip Code
____________________________ ___________________ Nevada ____________
Mailing Address (if          City                       Zip Code
different from street
address)

3. Authorized Stock:            Number of shares with par value:
(number of shares corporation     75000000
 is authorized to issue)        Par value per share: $.001
                                Number of shares without par value: 0

4. Names and Addresses of the
   Board of Directors/Trustees: Ilona Svinta-see attached
(each Director/ Trustee must be 2360 Corporate Circle - S
 a natural person at least 18   Henderson, NV 889704-7722
 years of age: attach additional
 page if more than two directors
/trustees)

5. Purpose:                     The purpose of the corporation shall be
(optional; see instructions)      ANY LEGAL PURPOSE.

6. Name, Address and Signature  INCORP SERVI-See Attached
     of Incorporator:           INCORPOR SERVICES, INC.
 (attach additional page if     2360 Corporate Circle - S
more than one incorporator)     Henderson, NV 89074-7722



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7. Certificate of Acceptance of
     Appointment of Registered
     Agent:                     I hereby accept appointment as
                                  Registered Agent for the above named
                                  Entity:

                                INCORP SERVICES, INC.   3/30/2011




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                   Articles of Incorporation
                  (PURSUANT TO NRS CHAPTER 78)
                        CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and add additional director/trustees and incorporators

ENTITY NAME:   NYC MODA INC

FOREIGN NAME TRANSLATION:  Not applicable

PURPOSE:   Any legal purpose

REGISTERED AGENT NAME:   INCORP SERVICES, INC.
STREET ADDRESS:  Not Applicable
MAILING ADDRESS:  Note Applicable

    ADDITIONAL                 Directors/Trustees
Name:  Ilona Svinta
Address:  2360 Corporate Circle - Suite 400
City:  Henderson
State:  NV
Zip Code:  89074-7722

   ADDITIONAL                       Incorporators
Name:  INCORP SERVICES, INC.
Address:  2360 Corporate Circle - Suite 400
City:  Henderson
State:  NV
Zip Code:  89074-7722